 Exhibit 99.1

ChromaDex Reports Third Quarter 2017 Financial Results

-Company Reports Third Quarter 2017 Revenue of $6.1 Million, Up 55% Compared to Last Year -
- Continued Progress on Building a Consumer Products Platform Around TRU NIAGEN™-

IRVINE, Calif., Nov. 9, 2017 – ChromaDex Corp. (NASDAQ: CDXC), a science-based, fully integrated nutraceutical company devoted to extending human healthspan, announced today the financial results for the quarter ended September 30, 2017.

Frank Jaksch, Jr., CEO and co-founder of ChromaDex commented, “The science continues to build and we are now well positioned with cash on our balance sheet to execute our growth strategy.”

“Six months into our strategic shift, we are doing better than expected,” said Rob Fried, President and Chief Strategy Officer of ChromaDex. “Our revenue growth in the quarter was led by sales of TRU NIAGEN™."

Results of operations for the three months ended September 30, 2017

For the three months ended September 30, 2017, ChromaDex reported net sales of $6.1 million from continuing operations, which was up 55% as compared to $3.9 million for the third quarter of 2016. For the quarter, net sales of NIAGEN® related revenues were $4.5 million, which represented 73% of third quarter net sales.

Gross profit improved in the third quarter of 2017 to 47.9%, as compared to 47.3% for the same period in 2016. We experienced slightly better gross margins due to the positive impact of NIAGEN® related sales, which we anticipate continuing.

Operating expenses were $6.1 million, as compared to $2.8 million for the third quarter of 2016, as we made incremental investments of $3.3 million in sales and marketing, research and development, and general and administrative expense to support revenue growth.

The net loss from continuing operations attributable to common shareholders was $3.2 million, as compared to $2.3 million for the third quarter of 2016, as we also made investments in the third quarter of 2017 to accelerate our future growth trajectory. Loss per share from continuing operations for the third quarter of 2017 was ($0.07). Looking forward, we expect to continue to invest ahead of growth to capture the global opportunity for NIAGEN®.

Adjusted EBITDA, a non-GAAP measure, was $2.9 million for the third quarter of 2017, compared to adjusted EBITDA of ($0.6) million for the third quarter of 2016. The Basic and Diluted Adjusted EBITDA per share for the third quarter of 2017 was $0.06 versus ($0.02) for the third quarter of 2016.

We also ended the quarter with a solid balance sheet with quarter-end cash of $24 million.

In the third quarter of 2017, ChromaDex completed the sale of its operating assets that were related to ChromaDex’s quality verification program testing and analytical chemistry business for food and food related products. As result of the sale, ChromaDex posted income of $5.4 million from discontinued operations or $0.12 per share.

Recent Company highlights include:

●
In November 2017, the Company announced the signing of a $23 million private placement led by high profile venture capitalists and international strategic investors.

●
In October 2017, the Company appointed Kevin Farr as new Chief Financial Officer. Farr joined ChromaDex from Mattel, Inc., where he was Executive Vice President and CFO since 2000.

●
In September 2017, the Company announced the initial results of its second human clinical study of NIAGEN® nicotinamide riboside chloride (NR) confirmed NR significantly and sustainably raised the co-enzyme nicotinamide adenine dinucleotide (NAD+) in 140 healthy human volunteers over 8-weeks.

●
In September 2017, the Company announced its new partnership with Hong Kong based retailer, A.S. Watson, for the launch of the U.S. made TRU NIAGENTM dietary supplement in Asia.

●
In August 2017, the Company signed a definitive agreement to sell its analytical testing services business to LabCorp.

●
In August 2017, the Company closed the $5.1 million third and final tranche of the $25 million strategic investment led by Hong Kong business leader Mr. Li Ka-shing.

●
In July 2017, the Company sponsored the Federation of American Societies for Experimental Biology (FASEB) 2017 conference for NAD+ Metabolism and Signaling.

Investor Conference Call

ChromaDex management will host an investor conference call to discuss the year end results and provide a general business update on Thursday, Nov. 9, at 4:30 p.m. ET.

Participants should call in at least 10 minutes prior to the call. The dial-in information is as follows:

U.S. Toll-Free Number:	(866) 327-8118
International Dial-In Number:	(678) 509-7526
Conference ID:	2486749
Webcast link:	https://edge.media-server.com/m6/p/h4svziad

The earnings press release, accompanying financial exhibits and webcast replay will all be available on the Investor Relations section of the Company website, www.chromadex.com.

About Non-GAAP Financial Measures

ChromaDex’s non-GAAP financial measures exclude interest, tax, depreciation, amortization and share-based compensation. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About ChromaDex:

ChromaDex discovers, acquires, develops and commercializes patented and proprietary ingredient technologies that address the dietary supplement, food, beverage, skin care and pharmaceutical markets. In addition to our ingredient technologies unit, we also have business units focused on natural product fine chemicals (known as "phytochemicals"), and product regulatory and safety consulting. As a result of our relationships with leading universities and research institutions, we are able to discover and license early stage, IP-backed ingredient technologies. We then utilize our in-house research and development laboratory, regulatory and safety consulting teams to develop commercially viable ingredients. Our ingredient portfolio, including NIAGEN® nicotinamide riboside; pTeroPure® pterostilbene; PURENERGY®, a caffeine-pTeroPure® co-crystal; IMMULINA™, a spirulina extract; and AnthOrigin®, anthocyanins derived from a domestically-produced, water-extracted purple corn husk, is backed with clinical and scientific research, as well as extensive IP protection.

Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended including statements related to financial results, financial representations, the future performance of ChromaDex’s consumer product, whether ChromaDex has cash on its balance sheet to execute its growth strategy, whether gross profit will continue to improve, and whether ChromaDex will continue to invest to capture the global opportunity for NIAGEN®.  Statements that are not a description of historical facts constitute forward-looking statements and may often, but not always, be identified using such words as "expects", "anticipates", "intends", "estimates", "plans", "potential", "possible", "probable", "believes", "seeks", "may", "will", "should", "could" or the negative of such terms or other similar expressions. More detailed information about ChromaDex and the risk factors that may affect the realization of forward-looking statements is set forth in ChromaDex's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, ChromaDex's Quarterly Reports on Form 10-Q and other filings submitted by ChromaDex to the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and actual results may differ materially from those suggested by these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and ChromaDex undertakes no obligation to revise or update this release to reflect events or circumstances after the date hereof.

ChromaDex Investor Relations Contact:
Andrew Johnson, Director of Investor Relations
949-419-0288
andrewj@chromadex.com

ChromaDex Public Relations Contact:
Breah Ostendorf, Director of Marketing
949-537-4103
breaho@chromadex.com

END
###

ChromaDex Corporation and Subsidiaries

Condensed Consolidated Statements of Operations
For the Three Month Periods Ended September 30, 2017 and October 1, 2016

	Sep. 30, 2017	Oct. 1, 2016

Sales, net	$6,084,690	$3,937,286
Cost of sales	3,169,321	2,074,325

Gross profit	2,915,369	1,862,961

Operating expenses:
Sales and marketing	1,103,157	286,941
Research and development	1,040,561	772,799
General and administrative	3,948,435	1,727,383
Operating expenses	6,092,153	2,787,123

Operating loss	(3,176,784)	(924,162)

Nonoperating expense:
Interest expense, net	(44,508)	(2,260)
Nonoperating expenses	(44,508)	(2,260)

Loss from continuing operations	(3,221,292)	(926,422)

Loss before taxes from discontinued operations	(108,899)	(31,121)
Gain on sale of discontinued operations	5,467,268	-
Provision for taxes	-	3,153

Income (loss) from discontinued operations, net	5,358,369	(27,968)

Net income (loss)	$2,137,077	$(954,390)

Basic earnings (loss) per common share:
Loss from continuing operations	$(0.07)	$(0.02)
Earnings (loss) from discontinued operations	$0.12	$(0.01)

Basic earnings (loss) per common share	$0.05	$(0.03)

Diluted earnings (loss) per common share:
Loss from continuing operations	$(0.07)	$(0.02)
Earnings (loss) from discontinued operations	$0.11	$(0.01)

Diluted earnings (loss) per common share	$0.04	$(0.03)

Basic weighted average common shares outstanding	47,065,009	37,868,672

Diluted weighted average common shares outstanding	47,556,697	37,868,672

See Notes to Condensed Consolidated Financial Statements in Part I of ChromaDex's Quarterly Report on Form 10-Q filed with Securities and Exchange Commission on November 9, 2017.

ChromaDex Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
September 30, 2017 and December 31, 2016

	Sep. 30, 2017	Dec. 31, 2016
Assets

Current Assets
Cash	$23,999,633	$1,642,429
Trade receivables, net of allowances of $0.5 million and $1.1 million, respectively;
Receivables from Related Party: $1.5 million and $0, respectively	4,919,768	5,852,030
Inventories	6,615,245	7,912,630
Prepaid expenses and other assets	724,388	311,539
Current assets held for sale	-	18,315
Total current assets	36,259,034	15,736,943

Leasehold Improvements and Equipment, net	2,690,527	1,778,171
Deposits	392,342	377,532
Receivable held at escrow	750,000	-
Intangible assets, net	1,709,609	486,226
Longterm investment	-	20,318
Noncurrent assets held for sale	-	1,352,878

Total assets	$41,801,512	$19,752,068

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable	$4,346,700	$5,978,288
Accrued expenses	2,129,583	2,170,172
Current maturities of capital lease obligations	190,892	255,461
Customer deposits and other	321,119	389,010
Deferred rent, current	120,894	76,219
Due to officer	100,000	-
Total current liabilities	7,209,188	8,869,150

Capital lease obligations, less current maturities	360,748	343,589
Deferred rent, less current	493,735	380,205
Noncurrent liabilities held for sale	-	184,766

Total liabilities	8,063,671	9,777,710

Commitments and contingencies

Stockholders' Equity
Common stock, $.001 par value; authorized 150,000,000 shares;
issued and outstanding September 30, 2017 47,650,252 shares and
December 31, 2016 37,544,531 shares	47,650	37,545
Additional paid-in capital	81,469,567	55,160,387
Accumulated deficit	(47,779,376)	(45,223,574)
Total stockholders' equity	33,737,841	9,974,358

Total liabilities and stockholders' equity	$41,801,512	$19,752,068

See Notes to Condensed Consolidated Financial Statements in Part I of ChromaDex’s Quarterly Report on Form 10-Q with Securities and Exchange Commission on November 9, 2017

Condensed Consolidated Statements of Operations (Unaudited)			Effects of Charges associated with Interest, Tax, Depreciation,			Condensed Consolidated Statements of Operations, Adjusted EBITDA
(US GAAP)			Amortization and Share-based Compensation Expense			Excluding Interest, Tax, Depreciation, Amortization and
						Share-based Compensation (Non-GAAP Presentation)
For the Three Month Periods Ended September 30, 2017 and October 1, 2016			For the Three Month Periods Ended September 30, 2017 and October 1, 2016			For the Three Month Periods Ended September 30, 2017 and October 1, 2016

	Q3 2017	Q3 2016		Q3 2017	Q3 2016		Q3 2017	Q3 2016

Sales, net	$6,084,690	$3,937,286	Sales	$-	$-	Sales	$6,084,690	$3,937,286
Cost of sales	3,169,321	2,074,325	Cost of sales	(47,746)	(8,066)	Cost of sales	3,121,575	2,066,259

Gross profit	2,915,369	1,862,961	Gross profit	47,746	8,066	Gross profit	2,963,115	1,871,027

Operating expenses:			Operating expenses:			Operating expenses:
Sales and marketing	1,103,157	286,941	Sales and marketing	-	-	Sales and marketing	1,103,157	286,941
Research and development	1,040,561	772,799	Research and development	-	-	Research and development	1,040,561	772,799
General and administrative	3,948,435	1,727,383	General and administrative	(589,747)	(303,039)	General and administrative	3,358,688	1,424,344
Operating expenses	6,092,153	2,787,123	Operating expenses	(589,747)	(303,039)	Operating expenses	5,502,406	2,484,084

Operating loss	(3,176,784)	(924,162)	Operating income	637,493	311,105	Operating loss	(2,539,291)	(613,057)

Nonoperating expense:			Nonoperating income:			Nonoperating expense:
Interest expense, net	(44,508)	(2,260)	Interest expense, net	44,508	2,260	Interest expense, net	-	-
Nonoperating expenses	(44,508)	(2,260)	Nonoperating income	44,508	2,260	Nonoperating expense	-	-

Loss from continuing operations	(3,221,292)	(926,422)	Income from continuing operations	682,001	313,365	Loss from continuing operations	(2,539,291)	(613,057)

Loss before taxes from discontinued operations	(108,899)	(31,121)	Income before taxes from discontinued operations	48,978	69,590	Income (loss) before taxes from discontinued operations	(59,921)	38,469
Gain on sale of discontinued operations	5,467,268	-	Gain on sale of discontinued operations	-	-	Gain on sale of discontinued operations	5,467,268	-
Provision for taxes	-	3,153	Provision for taxes	-	(3,153)	Provision for taxes	-	-

Income (loss) from discontinued operations, net	5,358,369	(27,968)	Income from discontinued operations, net	48,978	66,437	Income from discontinued operations, net	5,407,347	38,469

Net income (loss)	$2,137,077	$(954,390)	Effects of adjusted EBITDA	$730,979	$379,802	Adjusted EBITDA	$2,868,056	$(574,588)

Basic earnings (loss) per common share:			Basic earnings per common share:			Basic earnings (loss) per common share:
Loss from continuing operations	$(0.07)	$(0.02)	Earnings from continuing operations	$0.01	$0.01	Loss from continuing operations	$(0.05)	$(0.02)
Earnings (loss) from discontinued operations	$0.12	$(0.01)	Earnings from discontinued operations	$0.00	$0.00	Earnings from discontinued operations	$0.11	$0.00

Basic earnings (loss) per common share	$0.05	$(0.03)	Basic earnings per common share	$0.02	$0.01	Basic earnings (loss) per common share	$0.06	$(0.02)

Diluted earnings (loss) per common share:			Diluted earnings per common share:			Diluted earnings (loss) per common share:
Loss from continuing operations	$(0.07)	$(0.02)	Earnings from continuing operations	$0.01	$0.01	Loss from continuing operations	$(0.05)	$(0.02)
Earnings (loss) from discontinued operations	$0.11	$(0.01)	Earnings from discontinued operations	$0.00	$0.00	Earnings from discontinued operations	$0.11	$0.00

Diluted earnings (loss) per common share	$0.04	$(0.03)	Diluted earnings per common share	$0.02	$0.01	Diluted earnings (loss) per common share	$0.06	$(0.02)

Basic weighted average common shares outstanding	47,065,009	37,868,672	Basic weighted average common shares outstanding	47,065,009	37,868,672	Basic weighted average common shares outstanding	47,065,009	37,868,672

Diluted weighted average common shares outstanding	47,556,697	37,868,672	Diluted weighted average common shares outstanding	47,556,697	37,868,672	Diluted weighted average common shares outstanding	47,556,697	37,868,672